SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 11, 2014

Date of Report (Date of earliest event reported)

MAIDEN LANE JEWELRY, LTD.

(Exact Name of Registrant as Specified in Its Charter)

New York	3911	49-6956015
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

64 West 48th Street, Suite 1107, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

212-840-8477

Registrant’s telephone number, including area code

(Former Name or former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 11, 2014, Maiden Lane Jewelry, Ltd. issued a press release announcing its 2014 financial results.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release Issued on September 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2014	Maiden Lane Jewelry, Ltd.

	By:	/s/ Michael Wirth
	Name Title	Michael Wirth Chief Executive Officer